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SUPPLEMENT TO THE PROSPECTUS

United High Income Fund, Inc. - Class A and Class Y Shares

The following information replaces the disclosure regarding non-dividend-paying common stocks in the section entitled "About the Investment Principles of the Funds":

     The Fund does not intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

To be attached to the cover page of the Class A and Class Y Prospectuses of United High Income Fund, Inc. dated July 31, 1997.

This Supplement is dated February 28, 1998.

NUS1009BO

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SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

United High Income Fund, Inc.

The following information replaces the disclosure regarding non-dividend-paying common stocks in the section entitled "Goals and Investment Policies" located on page 6:


     The common stocks that the Fund purchases will be selected to try to achieve either a combination of the Fund's primary and secondary goals, in which case they will be dividend-paying, or its secondary goal, in which case they may not be dividend-paying; however, the Fund does not intend to invest more than 10% of its total assets in non-dividend-paying common stocks.

To be attached to the cover page of the Statement of Additional Information of United High Income Fund, Inc. dated July 31, 1997.

This Supplement is dated February 28, 1998.